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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 16, 2003


                          GABELLI ASSET MANAGEMENT INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEW YORK                      1-14761                 13-4007862
        (STATE OR OTHER           (COMMISSION FILE NUMBER)      (IRS EMPLOYER
 JURISDICTION OF INCORPORATION)                              IDENTIFICATION NO.)

        ONE CORPORATE CENTER, RYE, NY                                10580
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (914) 921-3700





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
 Number     Description

  99.1      Press Release dated September 16, 2003

ITEM 9. REGULATION FD DISCLOSURE.

      On September 16, 2003, Gabelli Asset Management Inc. (NYSE: "GBL") announced it will consolidate certain entities managed by its Alternative Investment Group beginning with its September 30, 2003 quarterly report using the guidance provided by FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" (referred to as "VIEs"). A copy of the Company's press release announcing that it will consolidate variable interest entities, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 9 in accordance with the provisions of Regulation FD (17 CFR
Section 243.100 ET SEQ .).

SIGNATURE
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Gabelli Asset Management Inc.

                                        By:  /s/ Michael R. Anastasio Jr.
                                           ------------------------------------
                                           Michael R. Anastasio Jr.
                                           Chief Accounting Officer


Date:    September 16, 2003